FOR IMMEDIATE RELEASE

Contact:	Stephen Larkin, Douglas Elliman Inc. 917-902-2503
Columbia Clancy/Catherine Livingston, FGS Global,
212-687-8080
J. Bryant Kirkland III, Douglas Elliman Inc.
305-579-8000

DOUGLAS ELLIMAN INC. REPORTS THIRD QUARTER 2024 FINANCIAL RESULTS

Executing strategic plan focused on growing and diversifying the business to deliver value
Created strategic M&A and business development unit to explore complementary acquisitions in ancillary businesses and bolster core brokerage business
Building a future-focused company based on a culture of integrity, connectivity and entrepreneurialism
MIAMI, FL, November 7, 2024 - Douglas Elliman Inc. (“Douglas Elliman” or the “Company”) (NYSE:DOUG) today announced financial results for the three and nine months ended September 30, 2024.
“I am excited to be leading Douglas Elliman into a new era,” said Michael S. Liebowitz, Chairman and Chief Executive Officer of Douglas Elliman. “We’re expanding our company culture of connectivity and entrepreneurialism and executing a clear plan to grow and diversify the business to deliver long-term value to all stakeholders. As part of this, we’ve created a strategic M&A and business development unit to explore complementary acquisitions in ancillary businesses – such as title, escrow, staging, insurance brokerage and property management – while remaining opportunistic in our core brokerage business. In fact, we’re already in discussions to expand our property management business into Florida. We’re also analyzing all investments to ensure they hit our ROI targets. By doing this, we will build Douglas Elliman into a profitable growth engine for the benefit of our stockholders, agents, staff and clients.”
Bryant Kirkland, Chief Financial Officer of Douglas Elliman, added, “Douglas Elliman delivered strong revenue growth this quarter and year-to-date as compared to the same periods in 2023, along with a meaningful improvement in Adjusted EBITDA. We continue to lead the industry in reported average sales price per transaction, reflecting the strength of our luxury markets, our best-in-class agents, and the gradual stabilization of home purchasing activity. With fresh perspectives, a strong balance sheet and an entrepreneurial spirit, we are positioning Douglas Elliman for long-term success as the real estate market recovers.”
GAAP Financial Results
Three months ended September 30, 2024. Third quarter 2024 revenues were $266.3 million, compared to revenues of $251.5 million in the third quarter of 2023. The Company recorded an operating loss of $7.4 million in the third quarter of 2024, compared to $8.8 million in the third quarter of 2023. Net loss attributed to Douglas Elliman for the third quarter of 2024 was

$27.2 million, or $0.33 per diluted common share, compared to $4.9 million, or $0.06 per diluted common share, in the third quarter of 2023.Net loss attributed to Douglas Elliman for the third quarter of 2024 includes a charge of $20.2 million for changes in fair value of derivatives embedded within convertible debt.
Nine months ended September 30, 2024. For the nine months ended September 30, 2024, revenues were $752.3 million, compared to revenues of $741.4 million for the nine months ended September 30, 2023. The Company recorded an operating loss of $52.6 million for the nine months ended September 30, 2024, compared to $40.9 million for the nine months ended September 30, 2023. Net loss attributed to Douglas Elliman for the nine months ended September 30, 2024 was $70.3 million, or $0.84 per diluted common share, compared to $27.7 million, or $0.34 per diluted common share, for the nine months ended September 30, 2023. The results for the nine months ended September 30, 2024 include a charge of $20.2 million for changes in fair value of derivatives embedded within convertible debt, $17.75 million litigation settlement charge, of which $7.75 million was paid on June 12, 2024 and up to two additional $5 million contingent payments through December 31, 2027.
Non-GAAP Financial Measures
Non-GAAP financial measures include adjustments for stock-based compensation, equity in losses from equity method investments, restructuring, change in fair value of derivatives embedded within convertible debt, non-cash amortization of debt discount on convertible debt (for purposes of Adjusted Net Loss) and other, net (for purposes of Adjusted EBITDA). Reconciliations of non-GAAP financial measures to the comparable GAAP financial results for the three and nine months ended September 30, 2024 and 2023 and LTM ended September 30, 2024 are included in Tables 2 and 3.
Three months ended September 30, 2024 compared to the three months ended September 30, 2023
Adjusted EBITDA attributed to Douglas Elliman (as described in Table 2 attached hereto) were a loss of $1.4 million for the third quarter of 2024, compared to a loss of $3.0 million for the third quarter of 2023.
Adjusted EBITDA attributed to Douglas Elliman’s real estate brokerage segment (as described in Table 2 attached hereto) were $3.8 million for the third quarter of 2024, compared to $1.5 million for the third quarter of 2023.
Adjusted Net Loss attributed to Douglas Elliman (as described in Table 3 attached hereto) was $6.5 million, or $0.08 per diluted share, for the third quarter of 2024, compared to $4.7 million, or $0.06 per diluted share, for the third quarter of 2023.
Nine months ended September 30, 2024 compared to the nine months ended September 30, 2023
Adjusted EBITDA attributed to Douglas Elliman (as described in Table 2 attached hereto) were a loss of $17.3 million for the nine months ended September 30, 2024, compared to a loss of $23.2 million for the nine months ended September 30, 2023.
Adjusted EBITDA attributed to Douglas Elliman’s real estate brokerage segment (as described in Table 2 attached hereto) were a loss of $3.8 million for the nine months ended September 30, 2024, compared to a loss of $9.0 million for the nine months ended September 30, 2023.
Adjusted Net Loss attributed to Douglas Elliman (as described in Table 3 attached hereto) was $31.3 million, or $0.38 per diluted share, for the nine months ended September 30, 2024, compared to $26.4 million, or $0.32 per diluted share, for the nine months ended September 30, 2023.
Gross Transaction Value
For the three months ended September 30, 2024, Douglas Elliman’s subsidiary, Douglas Elliman Realty, LLC, achieved gross transaction value of approximately $9.8 billion, compared to approximately $9.3 billion for the three months ended September 30, 2023. For the three months ended September 30, 2024, Douglas Elliman’s real estate brokerage segment reported an average price per transaction of $1.61 million.
For the nine months ended September 30, 2024, Douglas Elliman Realty, LLC achieved gross transaction value of approximately $27.6 billion, compared to approximately $26.5 billion for the nine months ended September 30, 2023. For the nine months ended September 30, 2024, Douglas Elliman’s real estate brokerage segment reported an average price per transaction of $1.68 million. Further detail on Gross Transaction Value is included in Table 4.
Consolidated Balance Sheet
Douglas Elliman maintained a strong balance sheet with cash and cash equivalents of $151.4 million at September 30, 2024.

Conference Call to Discuss Third Quarter 2024 Results
As previously announced, the Company will host a conference call and webcast to discuss its third quarter 2024 results on Thursday, November 7, 2024 at 8:00 a.m. (ET).
Investors may access the call via live webcast at https://join.eventcastplus.com/eventcastplus/Douglas-Elliman-Inc-Third-Quarter-2024-Conference-Call. Please join the webcast at least 10 minutes prior to the start time.
A replay of the webcast will be available shortly after the call ends on November 7, 2024 through November 21 at https://join.eventcastplus.com/eventcastplus/Douglas-Elliman-Inc-Third-Quarter-2024-Conference-Call.
Non-GAAP Financial Measures
Adjusted EBITDA attributed to Douglas Elliman, Adjusted Net Loss attributed to Douglas Elliman, and financial measures for the last twelve months (“LTM”) ended September 30, 2024 (referred to as the “Non-GAAP Financial Measures”) are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that the Non-GAAP Financial Measures are important measures that supplement discussion and analysis of its results of operations and enhance an understanding of its operating performance.
The Company believes the Non-GAAP Financial Measures provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures and ages of related assets among otherwise comparable companies.
Management uses the Non-GAAP Financial Measures as measures to review and assess operating performance of the Company’s business, and management does and investors should review both the overall performance (GAAP net income) and the operating performance (the Non-GAAP Financial Measures) of the Company’s business. While management considers the Non-GAAP Financial Measures to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, the Non-GAAP Financial Measures are susceptible to varying calculations and the Company’s measurement of the Non-GAAP Financial Measures may not be comparable to those of other companies. Attached hereto as Tables 2 and 3 is information relating to the Company’s Non-GAAP Financial Measures for the three and nine months ended September 30, 2024 and 2023 and the LTM ended September 30, 2024.
About Douglas Elliman Inc.
Douglas Elliman Inc. (NYSE: DOUG, “Douglas Elliman”) owns Douglas Elliman Realty, LLC, which is one of the largest residential brokerage companies in the United States with operations in New York City, Long Island, Westchester, Connecticut, New Jersey, the Hamptons, Massachusetts, Florida, California, Texas, Colorado, Nevada, Maryland, Virginia, and Washington, D.C. In addition, Douglas Elliman sources, uses and invests in early-stage, disruptive property technology (“PropTech”) solutions and companies and provides other real estate services, including development marketing, property management and settlement and escrow services in select markets. Additional information concerning Douglas Elliman is available on its website, investors.elliman.com.
Investors and others should note that we may post information about Douglas Elliman on our website at investors.elliman.com or, if applicable, on our accounts on Facebook, Instagram, LinkedIn, TikTok, X, YouTube or other social media platforms. It is possible that the postings or releases could include information deemed to be material information. Therefore, we encourage investors, the media and others interested in Douglas Elliman to review the information we post on our website at investors.elliman.com and on our social media accounts.
Forward-Looking and Cautionary Statements
This press release includes forward-looking statements within the meaning of the federal securities law. All statements other than statements of historical or current facts made in this document are forward-looking. We identify forward-looking statements in this document by using words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may be,” “continue” “could,” “potential,” “objective,” “plan,” “seek,” “predict,” “project” and “will be” and similar words or phrases or their negatives. Forward-looking statements reflect our current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons.
Risks and uncertainties that could cause our actual results to differ significantly from our current expectations are described in our Annual Report on Form 10-K for the year ended December 31, 2023 and, when filed, our Quarterly Reports on Form 10-Q filed thereafter. We undertake no responsibility to publicly update or revise any forward-looking statement, except as required by applicable law.

[Financial Tables Follow]

TABLE 1
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
Revenues:
Commissions and other brokerage income	$254,074	$239,255	$714,652	$703,780
Property management	8,960	8,697	27,701	26,849
Other ancillary services	3,282	3,596	9,953	10,813
Total revenues	266,316	251,548	752,306	741,442

Expenses:
Real estate agent commissions	199,133	185,845	564,606	546,749
Sales and marketing	19,240	20,770	62,691	64,170
Operations and support	18,774	17,121	55,572	53,338
General and administrative	28,659	28,817	80,530	92,371
Technology	6,025	5,602	17,301	17,777
Depreciation and amortization	1,898	1,999	5,808	6,031
Litigation settlement	—	—	17,750	—
Restructuring	18	215	616	1,932
Operating loss	(7,431)	(8,821)	(52,568)	(40,926)

Other income (expenses):
Interest expense	(1,461)	(4)	(1,475)	(22)
Interest income	1,551	1,789	3,989	4,282
Equity in earnings (losses) from equity-method investments	62	10	49	(143)
Change in fair value of derivative embedded within convertible debt	(20,166)	—	(20,166)	—
Investment (loss) and other gains	(4)	27	625	109
Loss before provision for income taxes	(27,449)	(6,999)	(69,546)	(36,700)
Income tax (benefit) expense	—	(1,869)	1,368	(8,552)

Net loss	(27,449)	(5,130)	(70,914)	(28,148)

Net loss attributed to non-controlling interest	269	264	595	439

Net loss attributed to Douglas Elliman Inc.	$(27,180)	$(4,866)	$(70,319)	$(27,709)

Per basic common share:

Net loss applicable to common shares attributed to Douglas Elliman Inc.	$(0.33)	$(0.06)	$(0.84)	$(0.34)

Per diluted common share:

Net loss applicable to common shares attributed to Douglas Elliman Inc.	$(0.33)	$(0.06)	$(0.84)	$(0.34)

TABLE 2
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Year Ended	Three Months Ended		Nine Months Ended
	September 30,	December 31,	September 30,		September 30,
	2024	2023	2024	2023	2024	2023

Net loss attributed to Douglas Elliman Inc.	$(85,162)	$(42,552)	$(27,180)	$(4,866)	$(70,319)	$(27,709)
Interest expense	1,481	28	1,461	4	1,475	22
Interest income	(5,548)	(5,841)	(1,551)	(1,789)	(3,989)	(4,282)
Income tax (benefit) expense	(5,133)	(15,053)	—	(1,869)	1,368	(8,552)
Net loss attributed to non-controlling interest	(770)	(614)	(269)	(264)	(595)	(439)
Depreciation and amortization	7,803	8,026	1,898	1,999	5,808	6,031
EBITDA	$(87,329)	$(56,006)	$(25,641)	$(6,785)	$(66,252)	$(34,929)

Equity in (earnings) losses from equity-method investments	(24)	168	(62)	(10)	(49)	143
Change in fair value of derivatives embedded within convertible debt	20,166	—	20,166	—	20,166	—
Stock-based compensation expense	14,126	13,075	3,887	3,442	10,717	9,666
Litigation settlement	17,750	—	—	—	17,750	—
Restructuring	1,061	2,377	18	215	616	1,932
Other, net	(1,149)	(633)	4	(27)	(625)	(109)
Adjusted EBITDA	(35,399)	(41,019)	(1,628)	(3,165)	(17,677)	(23,297)
Adjusted EBITDA attributed to non-controlling interest	607	326	182	138	344	63
Adjusted EBITDA attributed to Douglas Elliman Inc.	$(34,792)	$(40,693)	$(1,446)	$(3,027)	$(17,333)	$(23,234)

Operating loss by Segment:
Real estate brokerage	$(48,305)	$(36,769)	$454	$(1,992)	$(31,885)	$(20,349)
Corporate and other	(27,834)	(27,728)	(7,885)	(6,829)	(20,683)	(20,577)
Total	$(76,139)	$(64,497)	$(7,431)	$(8,821)	$(52,568)	$(40,926)

Real estate brokerage segment
Operating loss (income)	$(48,305)	$(36,769)	$454	$(1,992)	$(31,885)	$(20,349)
Depreciation and amortization	7,803	8,026	1,898	1,999	5,808	6,031
Stock-based compensation	4,795	4,539	1,258	1,175	3,611	3,355
Litigation settlement	17,750	—	—	—	17,750	—
Restructuring	1,061	2,377	18	215	616	1,932
Adjusted EBITDA	(16,896)	(21,827)	3,628	1,397	(4,100)	(9,031)
Adjusted EBITDA attributed to non-controlling interest	607	326	182	138	344	63
Adjusted EBITDA attributed to Douglas Elliman Inc.	$(16,289)	$(21,501)	$3,810	$1,535	$(3,756)	$(8,968)

Corporate and other segment
Operating loss	$(27,834)	$(27,728)	$(7,885)	$(6,829)	$(20,683)	$(20,577)
Stock-based compensation	9,331	8,536	2,629	2,267	7,106	6,311
Adjusted EBITDA attributed to Douglas Elliman Inc.	$(18,503)	$(19,192)	$(5,256)	$(4,562)	$(13,577)	$(14,266)

TABLE 3
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED NET LOSS
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023

Net loss attributed to Douglas Elliman Inc.	$(27,180)	$(4,866)	$(70,319)	$(27,709)

Restructuring	18	215	616	1,932
Change in fair value of derivatives embedded within convertible debt	20,166	—	20,166	—
Non-cash amortization of debt discount on convertible debt	487	—	487	—
Litigation settlement	—	—	17,750	—
Total adjustments	20,671	215	39,019	1,932

Tax expense related to adjustments	—	(66)	—	(589)
Adjusted net loss attributed to Douglas Elliman Inc.	$(6,509)	$(4,717)	$(31,300)	$(26,366)

Per diluted common share:
Adjusted net loss applicable to common shares attributed to Douglas Elliman Inc.	$(0.08)	$(0.06)	$(0.38)	$(0.32)

TABLE 4
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
REVENUES AND GROSS TRANSACTION VALUE
(Unaudited)
(Dollars in Thousands, Except for Gross Transaction Value)

	LTM	Year Ended	Three Months Ended		Nine Months Ended
	September 30,	December 31,	September 30,		September 30,
	2024	2023	2024	2023	2024	2023
Revenues:
Commissions and other brokerage income	$916,941	$906,069	$254,074	$239,255	$714,652	$703,780
Property management	36,394	35,542	8,960	8,697	27,701	26,849
Other ancillary services	13,107	13,967	3,282	3,596	9,953	10,813
Total revenues	$966,442	$955,578	$266,316	$251,548	$752,306	$741,442

Statistical Measures (Non-GAAP):
Gross transaction value (in billions)	$35.5	$34.4	$9.8	$9.3	$27.6	$26.5
Total transactions	21,466	21,606	6,081	5,913	16,444	16,584